Fees Summary	Jun. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,937,500.00
Previously Paid Amount	3,301.22
Total Fee Amount	5,286.41
Net Fee	$ 1,985.19